================================================================================
                                                       Rule 497(e)
                                                       Registration No. 33-36317
--------------------------------------------------------------------------------

California Daily Tax Free Income Fund, Inc.     Daily Income Fund
Connecticut Daily Tax Free Income Fund, Inc.    New Jersey Daily Municipal Income Fund, Inc.

(collectively the "Funds" and individually the "Fund")

                                            600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5345
================================================================================

                        SUPPLEMENT DATED DECEMBER 18, 2006
          TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITONAL INFORMATION
                        OF EACH OF THE FUNDS LISTED ABOVE


The section entitled "Management of the Fund" for each of the Funds is supplemented as follows:

"On December 6, 2006, at the annual meeting of shareholders, Steven W. Duff, Edward A. Kuczmarski, Dr. W. Giles Mellon, Robert Straniere, Esq. and Dr. Yung Wong were re-elected to serve as Directors/Trustees of the above Funds. Additionally, Albert R. Dowden, Carl Frischling, Esq., William Lerner, Esq. and James L. Schultz were elected to serve as Directors/Trustees of the above Funds effective immediately.

Mr. Dowden will oversee five funds in the Reich & Tang complex. Mr. Dowden, age 64, has served as Corporate Director/Trustee for Annuity & Life Re (Holdings) Ltd., Boss Group, Ltd., Homeowners of America Holding Corporation, AIM Funds and CompuDyne Corporation. Mr. Dowden currently serves as a Director of Cortland Trust, Inc., which is part of the Reich & Tang complex.

Mr. Frischling will oversee five funds in the Reich & Tang complex. Mr. Frischling, age 69, is a Partner of Kramer Levin Naftalis & Frankel LLP (a law firm) with which he has been associated with since 1994. Mr. Frischling currently serves as a Director of Cortland Trust, Inc., which is part of the Reich & Tang complex as well as serves as a Director of the AIM Funds.

Mr. Lerner will oversee five funds in the Reich & Tang complex. Mr. Lerner, age 70, is a self-employed consultant to business entities and entrepreneurs for corporate governance and corporate secretarial services. Mr. Lerner currently serves as a Director of Cortland Trust, Inc., which is part of the Reich & Tang complex as well as serves as Director of Rent-Way, Inc., and Micros-to-Mainframes, Inc.

Mr. Schultz will oversee five funds in the Reich & Tang complex. Mr. Schultz, age 69, is currently self-employed as a consultant; he was formerly President of Computer Research Inc. from 1975 to 2001. Mr. Schultz currently serves as a Director of Cortland Trust, Inc., which is part of the Reich & Tang complex as well as serves as Director of Computer Research, Inc.

The Boards of the Funds have an Audit Committee, Nominating Committee and Compliance Oversight Committee. Effective January 1, 2007: (i) the Funds' Audit Committee will be chaired by Mr. Kuczmarski and Mr. Dowden, Dr. Mellon and Mr. Schultz will serve on the Audit Committee; (ii) all eight Independent Directors/Trustees will serve on the Funds' Nominating Committee; and (iii) the Funds' Compliance Oversight Committee will be chaired by Mr. Lerner and Mr. Frischling and Mr. Straniere will serve on the Compliance Oversight Committee. In addition to serving on the Funds' Nominating Committee, Dr. Wong, the Funds' Lead Independent Director/Trustee, will attend Audit Committee meetings and Compliance Oversight Committee meetings at his discretion."

With respect to the Daily Income Fund's Statement of Additional Information only, Investment Restriction No. 14 for the Daily Income Fund's Money Market Portfolio is amended to read as follows:

                "The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies, (ii) the lending of its portfolio securities, (iii) the use of repurchase agreements, or (iv) the making of loans to affiliated funds as permitted by the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."